UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 April 11, 2008
                                 --------------
                Date of Report (Date of earliest event reported)


                             OHIO VALLEY BANC CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications  pursuant  to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                            Exhibit Index at page 4

Item 8.01 -  Other Events
-------------------------

On April 11, 2008, Ohio Valley Banc Corp. (the "Company") issued a press release announcing that the acceptance of dividends and additional contributions under the Company's Dividend Reinvestment Plan, as amended effective April 11, 2008, and the investment of such dividends and additional contributions pursuant to the terms of the new plan will resume effective immediately. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d) Exhibits - The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------
99.1           Press  release  issued  by  Ohio Valley  Banc Corp. on  April 11,
               2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: April 11, 2008                   By: /s/ Jeffrey E. Smith
                                           -------------------------------
                                           Jeffrey E. Smith, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------
    99.1                            Press  release  issued by  Ohio  Valley Banc
                                    Corp. on April 11, 2008.